Exhibit 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



The undersigned, Barry W. Chandler, President and Chief Executive Officer of Atlantic BancGroup, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Quarterly Report on Form 10-QSB of Atlantic BancGroup, Inc. for the quarterly period ended March 31, 2006 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atlantic BancGroup, Inc.




Date:  May 10, 2006                      /s/ Barry W. Chandler
       ------------                      ---------------------
                                         Barry W. Chandler
                                         President and Chief Executive Officer